SCHEDULE OF RIGHT-OF-USE ASSETS, NET (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Leases
At cost	$ 821	$ 776
Right-of-use assets gross	821	776
Less: Accumulated amortization	(279)	(175)
Right-of-use assets, net	$ 542	$ 601